                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                 FORM 8-K/A-1

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)   June 22, 2000
                                                 ---------------------------

                             Wolfpack  Corporation
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                Delaware                                56-2086188
     ---------------------------------             -------------------
       (State or other jurisdiction                   (IRS Employer
     of incorporation or organization)             Identification No.)


     17 Glenwood Avenue, Raleigh, North Carolina            27603
  ------------------------------------------------------------------------
          (Address of principal executive offices)        (Zip Code)

Registrant's telephone number:       (919) 831-1351
                              -----------------------------


                                Not Applicable
     --------------------------------------------------------------------
        (Former Name or Former Address, If Changed since Last Report.)

Item 7. Financial Statements and Exhibits

     The Current Report on Form 8-K for Wolfpack Corporation dated June 22, 2000 is hereby amended to include the financial statements required to be filed under
Item 7 of Form 8-K and the pro forma financial information required to be filed under Item 7 of Form 8-K.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     WOLFPACK CORPORATION


Date: September 13, 2000               By: /s/ PETER L. COKER
                                           ---------------------------------
                                           Peter L. Coker
                                           President

                             WOLFPACK CORPORATION
                  Pro Forma Consolidated Financial Statements

                                  (Unaudited)

     The following unaudited proforma combined condensed financial statements present a combined balance sheet and related statements of income, cash flows and stockholders' equity of Wolfpack Corporation (the "Company") and JetCo Communications Corporation ("Jetco"), giving effect to the acquisition which has been accounted for as the issuance of an aggregate of 10,241,170 shares of common stock for all the issued an outstanding shares of common stock of Jetco, accompanied by a recapitalization pursuant to a Common Stock Purchase Agreement and an Addendum to the Common Stock Purchase Agreement, the ("Agreement"), which was dated in March, 2000.

     The pro forma combined condensed balance sheet as of June 31, 2000 and the related statements of income, cash flows and stockholders' equity for the six months ended June 30, 2000 giving effect to the proposed transactions as if they had been in effect throughout the periods presented. The information shown is based upon numerous assumptions and estimates and is not necessarily indicative of the results of future operations of the combined entities or the actual results that would have occurred had the transaction been consummated during the periods indicated. These statements should be read in conjunction with the consolidated financial statements of the Company, and the financial statements of Jetco.

                             WOLFPACK CORPORATION
                     PRO FORMA CONSOLIDATED BALANCE SHEET

                                                                        JetCo                        Wolfpack
                                                      Wolfpack     Communications                  Corporation
                                                    Corporation      Corporation     Adjustments   Consolidated
                                                    -----------      -----------     -----------   ------------
                 Assets
Current assets
  Cash and cash equivalents                           $  192,817         $ 107,771                   $  300,588
  Accounts receivable                                                      158,616                      158,616
  Inventory                                              118,334            66,007                      184,341
  Prepaid expense                                                           22,725                       22,725
  Officer loan receivable                                 66,300                                         66,300
                                                      ----------         ---------                   ----------
  Current assets                                         377,451           355,119                      732,570

Property  and equipment-net                               27,603            69,741                       97,344

Other assets
  Investment in Jetco                                    700,000          (700,000)                       -  0-
  Software developed for internal use                                      493,278                      493,278
  Regulatory license                                                        23,000                       23,000
  Costs of acquiring customer data base                                    257,720                      257,720
  Goodwill                                                                     200                          200
  Investments in subsidiary                                                 26,594                       26,594
  Security deposits                                        5,500             7,900                       13,400
                                                      ----------         ---------                   ----------
Total other assets                                       705,500           108,692                      814,192
                                                                         ---------                   ----------
Total assets                                          $1,110,554         $ 533,552                   $1,644,106
                                                      ==========         =========                   ==========
                                         Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable                                    $    4,570         $ 188,367                   $  192,937
  Officer loan payable                                    52,000                                         52,000
                                                      ----------         ---------                   ----------
  Total current liabilities                               56,570           188,367                      244,937
Stockholders' equity

Preferred stock - authorized 5,000,000 shares,
$.001 per share each. At December 31, 1998
and June 30, 2000  there were  -0- shares
outstanding respectively
Common Stock authorized 20,000,000 shares,
$0.001 par value each. At  June 30, 2000, there
are 5,311,400  and 10,241,170 shares issued for                                           (1,000)
the acquisition.                                           8,311             1,000        10,241         18,552
Additional paid in capital                             1,331,471           341,415        (9,241)     1,663,645
Retained earnings                                       (285,798)            2,770                     (283,028)
                                                      ----------         ---------                   ----------
Total stockholders' equity                             1,053,984           345,185            -0-    $1,399,169
                                                      ----------         ---------   -----------     ----------
Total liabilities and stockholders' equity            $1,110,554         $ 533,552   $        -0-    $1,644,106
                                                      ==========         =========   ===========     ==========

                             WOLFPACK CORPORATION
             NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30,2000


     Note 1 -

     The Wolfpack Corporation, (the "Company") completed a series of transactions as follows:

     The Company has entered into three agreements to acquire JetCo Communications Corporation, a Texas corporation, ("JetCo"). Under the agreements, the Company will acquire a majority of the issued and outstanding capital stock of JetCo, including its subsidiaries, which do business under the names E-Z Fon Services, Inc. ("E-Z Fon") and E-Z Wireless, Inc. ("E-Z Wireless"). JetCo shareholders will receive 10,001,850 shares of newly issued common stock of the Company. Under the terms of the agreements, JetCo shareholders will own approximately 57% of the capital stock of the Company on a fully diluted basis. The acquisition is subject to several conditions, including JetCo acquiring businesses with revenues of an aggregate of at least $1,000,000.

     The Company has completed the acquisition of JetCo Communications Corporation, a Texas corporation, ("JetCo"). The Company has acquired all of the issued and outstanding capital stock of JetCo, including its subsidiaries, which do business under the names E-Z Fon Services, Inc. ("E-Z Fon") and E-Z Wireless, Inc. ("E-Z Wireless"). For the purchase of JetCo's capital stock, JetCo shareholders received 10,241,170 shares of newly issued common stock of the Company. As a result, the former JetCo shareholders own approximately 57% of the capital stock of Wolfpack. William W. Evans, the President of JetCo, received 8,691,170 shares of Wolfpack common stock, approximately 48% of the capital stock of Wolfpack, giving Mr. Evans effective control over matters submitted to the shareholders.

     The acquisition has been accounted for using the pooling of interest method. As such, the historical costs of the companies assets and liabilities have been combined and become the recorded amounts of the comnbined company's assets and liabilities for all periods presented. Prior to January 1, 2000, the assets and liabilities and results of operations for Jetco were nil. The effects of intercompany transactions on current assets, current liabilities, revenue, and cost of sales for periods presented and on retained earnings at the beginning of the periods presented were eliminated to the extent possible.

     E-Z Fon provides prepaid local telephone service to approximately 5,000 customers in Texas. E-Z Wireless is a prepaid cellular phone service provider operating in Texas and has service agreements in seven other states. JetCo has recently completed an acquisition of 3,000 customers and distribution channels with outlets in each major city in Texas.

                             WOLFPACK CORPORATION
              NOTES TO PROFORMA CONSOLIDATED FINANCIAL STATEMENTS
                                 JUNE 30,2000


JetCo is currently licensed to provide phone service in Texas and has applied for a similar license in 23 additional states.

     JetCo has also developed proprietary Integrated Communications Provider software, which JetCo anticipates will be completed during the second quarter. The software, along with the anticipated new service agreements will enable E-Z Fon to provide local phone service, long distance, wireless, paging, Internet and satellite television services to both prepaid and conventional invoiced residential customers. JetCo has made enhancements to its software to allow customers to choose services by the Internet.

                               THOMAS P. MONAHAN
                          CERTIFIED PUBLIC ACCOUNTANT
                             208 LEXINGTON AVENUE
                          PATERSON, NEW JERSEY 07502
                                (973) 790-8775
                              Fax (973) 790-8845

To The Board of Directors and Shareholders of FaithNet Telecommunications, Inc. (a development stage company)

I have audited the accompanying balance sheet of FaithNet Telecommunications, Inc. (a development stage company) as of December 31, 1999 and the related statements of operations, cash flows and shareholders' equity for the period from inception, May 13, 1999, to December 31, 1999. These financial statements are the responsibility of the Company's management. My responsibility is to express an opinion on these financial statements based on my audit.

     I conducted my audit in accordance with generally accepted auditing standards. Those standards require that I plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles and significant estimates made by management, as well as evaluating the overall financial statement presentation. I believe that my audit provides a reasonable basis for my opinion.

     In my opinion, the financial statements referred to above present fairly, in all material respects, the financial position of FaithNet Telecommunications, Inc. (a development stage company) as of December 31, 1999 and the results of its operations, shareholders equity and cash flows for the year ended December 31, 1998 and 1999 in conformity with generally accepted accounting principles.

     The accompanying financial statements have been prepared assuming that FaithNet Telecommunications, Inc. (a development stage company) will continue as a going concern. As more fully described in Note 2, the Company has incurred operating losses since the date of reorganization and requires additional capital to continue operations. These conditions raise substantial doubt about the Company's ability to continue as a going concern. Management's plans as to these matters are described in Note 2. The financial statements do not include any adjustments to reflect the possible effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of FaithNet Telecommunications, Inc. (a development stage company) to continue as a going concern.


Thomas P. Monahan, CPA
September 12, 2000
Paterson, New Jersey

                       FaithNet Telecommunications, Inc.
                                 BALANCE SHEET

                                                                                   December 31,
                                                                                      1999
                                     Assets
Current assets
  Cash and cash equivalents                                                            $ 13,518
  Accounts receivable                                                                    72,382
  Inventory
  Prepaid expense                                                                           750
  Officer loan receivable
  Current assets                                                                         86,650

Property and equipment-net                                                               22,047

Other assets
  Security deposits                                                                       2,450
                                                                                       --------
Total other assets                                                                        2,450
                                                                                       --------
Total assets                                                                           $111,147
                        Liabilities and Stockholders' Equity
Current liabilities
  Accounts payable                                                                     $138,623
                                                                                       --------
  Total current liabilities                                                             138,623
Stockholders' equity
Common Stock authorized 1,000,000 shares, $0.001 par value each. At December
31, 1999 and June 30, 2000 there are 1,000 shares outstanding                             5,000

Additional paid in capital                                                                5,444
Retained earnings                                                                       (37,920)
                                                                                       --------
Total stockholders' equity                                                              (27,476)
                                                                                       --------
Total liabilities and stockholders' equity                                             $111,147
                                                                                       ========




                       FaithNet Telecommunications, Inc.
                            STATEMENT OF OPERATIONS

                                                                             For the year        For the year
                                                                                ended               ended
                                                                             December 31,        December 31,
                                                                                1998                1999
                                                                                -----               ----
Revenue                                                                       $  181,308          $  612,585

Costs of goods sold                                                              113,295             415,485
                                                                                --------            --------

Gross profit                                                                      68,013             197,100

Operations:
  General and administrative                                                      86,800             199,594
  Depreciation                                                                       504                  -0-
                                                                                --------            --------
  Total expenses                                                                  87,340             199,594

Income (loss) from operations and before corporate income taxes                  (19,327)             (2,494)

Other income
  Interest expense                                                                 1,547              14,552
                                                                                --------            --------
Total other income                                                                 1,457              14,552


Net income (loss)                                                             $  (20,874)         $  (17,046)
                                                                                ========            ========



                See accompanying notes to financial statements

                       FaithNet Telecommunications, Inc.
                            STATEMENT OF CASH FLOWS
                                   Unaudited

                                                                                December 31,       December 31,
                                                                                   1998               1999
                                                                                   ----               ----
CASH FLOWS FROM OPERATINGNet income (loss) per share ACTIVITIES
  Net income (loss)                                                             $   (20,874)            (17,046)
  Interest expense
  Depreciation
Adjustments to reconcile net income (loss) to net cash
  Accounts receivable                                                                                   (72,382)
  Prepaid expenses                                                                                         (750)
  Accounts payable                                                                   25,932             116,546
                                                                                   --------            --------
TOTAL CASH FLOWS FROM OPERATIONS                                                     (5,058)             26,368

CASH FLOWS FROM INVESTING ACTIVITIES
  Loan payable                                                                       (8,016)
  Security deposits                                                                  (1,800)               (650)
  Purchase of assets                                                                 (1,592)            (17,551)
                                                                                   --------            --------
TOTAL CASH FLOWS FROM INVESTING ACTIVITIES                                          (11,408)            (18,201)

CASH FLOWS FROM FINANCING ACTIVITIES
  Capital contribution                                                                                    9,444
  Officer loan payable                                                               10,790             (10,790)
                                                                                   --------            --------
TOTAL CASH FLOWS FROM FINANCING ACTIVITIES                                           10,790              (1,346)

NET INCREASE (DECREASE) IN CASH                                                       4,440               6,821
CASH BALANCE BEGINNING OF PERIOD                                                      2,257               6,697
                                                                                   --------            --------
CASH BALANCE END OF PERIOD                                                      $     6,697        $     13,518
                                                                                   ========            ========

                See accompanying notes to financial statements

                       FaithNet Telecommunications, Inc.
                       STATEMENT OF STOCKHOLDERS EQUITY

Date                        Preferred     Preferred    Common    Common       Additional          Retained
---------
                              stock         stock       stock     stck   paid in capital    earnings     Total

Issuance of
shares for
 acquisitions                    -0-      $      -0-     5,000   $ 5,000           5,444                 $ 10,444
Net (loss)                                                                                   (20,874)     (20,874)
                             -------      ----------   -------   ------- ---------------    --------     --------
Balance
December 31, 1998                -0-      $      -0-     5,000   $ 5,000  $        5,444     (20,874)     (10,430)

Net Loss                                                                                     (17,046)     (17,046)

Balances
December 31, 1999                -0-      $      -0-     5,000   $ 5,000  $        5,444     (37,920)    $(27,476)
                             -------      ----------

                       FaithNet Telecommunications, Inc.
                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1999

     Note 1 - Formation of Company and Issuance of Common Stock

     a. Formation and  Description of the Company

  FaithNet Telecommunications, Inc. (the "Company"), was formed under the laws of the State of Texas on August 11, 1997 and authorized to issue to 100,000 shares of common stock, $1.00 par value each share.

     b. Description of Company

     The Company is a prepaid local telephone service to approximately 5,000 customers in Texas.

     c. Issuance of Shares of Common Stock

     The Company sold an aggregate of 1,000 shares of common stock for an aggregate consideration of $1,000.

     Note 2-Summary of Significant Accounting Policies

     a. Basis of Financial Statement Presentation

    The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. The Company incurred net losses of $37,920 for the period from inception, August 11, 1997, December 31, 1999. These factors indicate that the Company's continuation as a going concern is dependent upon its ability to obtain adequate financing. The Company is being funded by personal loans to the Company The Company will require substantial additional funds to finance its business activities on an ongoing basis and will have a continuing long-term need to obtain additional financing. The Company's future capital requirements will depend on numerous factors including, but not limited to, continued progress developing its source of customers and initiating marketing penetration. The Company plans to engage in such ongoing financing efforts on a continuing basis.

    The financial statements presented at December 31, 1999 consist of the balance sheet as at December 31, 1999 and the statements of operations, cash flows and stockholders equity for the year ended December 31, 1998 and 1999 and for the period from inception, August 11, 1997, to December 31, 1999.

     b. Cash and Cash Equivalents

  Cash and Cash Equivalents - Temporary investments with a maturity of less than three months when purchased with cash are treated as cash.

     8c. Property and Equipment

   Property and equipment are stated at cost less accumulated depreciation. Depreciation is computed over the estimated useful lives using the straight line methods over a period of five years. Maintenance and repairs are charged against operations and betterment's are capitalized.

     d. Advertising, Selling and Marketing Costs

   Advertising, Selling and Marketing costs, are expensed as incurred and for the year ended December 31, 1998 and 1999 is $17,278 and $18,464 respectively

     e. Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

   In March, 1998, the American Institute of Certified Public Accountants issued Statements of Position 98-1 (SOP 98-1), "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use". SOP 98-1 is effective for financial statements for years beginning after December 15, 1998. SOP 98-1 provides guidance over accounting for computer software developed or obtained for internal use including the requirement to capitalize specified costs and amortization of such costs. The implementation of SOP 98-1 does not have a material impact on the Company's financial position or results of operations. Computer software costs that are incurred in the preliminary project stage are expensed as incurred to direct costs. Once the capitalization criteria of the SOP have been met, costs incurred when developing computer software for internal are capitalized. No software development costs have been capitalized by the Company to date. Software development costs charged to operations for the period from inception to December 31, 1999 is $-0-.

     g. Revenue recognition

  Revenue is recognized when products are shipped or services are rendered.

     h. Research and Development Expenses

     Research and development expenses are charged to operations when incurred.

     j.  Use of Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     k. Asset Impairment

  The Company adopted the provisions of SFAS No. 121, Accounting for the impairment of long lived assets and for long-lived assets to be disposed of effective January 1, 1996. SFAS No. 121 requires impairment losses to be recorded on long-lived assets used in operations when indicators of impairment are present and the estimated undiscounted cash flows to be generated by those assets are less than the assets' carrying amount. SFAS No. 121 also addresses the accounting for long-lived assets that are expected to be disposed of. Long-lived assets and certain identifiable intangibles are reviewed for impairment whenever events or changes in circumstances indicate that full recoverability is questionable. There was no effect of such adoption on the Company's financial position or results of operations.

     l. Significant Concentration of Credit Risk

     At December 31, 1999, the Company has concentrated its credit risk by maintaining deposits in several banks. The maximum loss that could have resulted from this risk totaled $-0- which represents the excess of the deposit liabilities reported by the banks over the amounts that would have been covered by the federal insurance.

     m. Recent Accounting Standards

     Accounting for Derivative Instruments and Hedging Activities

     Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (SFAS 133) was issued in June 1998. It is effective for all fiscal years beginning after June 15, 1999. The new standard requires companies to record derivatives on the balance sheet as assets or liabilities, measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivatives and whether they qualify for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. The Company does not currently engage in derivative trading or hedging activity. The Company will adopt SFAS 133 in the fiscal year ending December 31, 2000, although no impact on operating results or financial position is expected.

     Note 3 - Sale of Assets

     The Company entered into a Sale and Purchase Agreement (the "Agreement") on January 8, 2000, with JetCo Communications Corporation (JetCo"), pursuant to which the Company sold all of its issued and outstanding shares of common stock for an aggregate consideration of $36,207 and transferred the obliagtion to pay certain obligations to JetCo. aggregating $40,792.

     Note 4 - Related Party transactions

     a. Issuance of Shares

     The Company sold an aggregate of 1,000 shares of common stock for an aggregate consideration of $1,000

     b. Officer Salaries

     No officer has received a salary in excess of $100,000.

     Note 5 - Property Plant and Equipment

     Property Plant and Equipment consists of the following at December 31, 1999:



          Furniture and office equipment        22,550

          Less accumulated depreciation            503
                                               -------
          Property Plant and Equipment -net    $22,047
                                               =======

     Note 6 - Income Taxes

  The Company provides for the tax effects of transactions reported in the financial statements. The provision if any, consists of taxes currently due plus deferred taxes related primarily to differences between the basis of assets and liabilities for financial and income tax reporting. The deferred tax assets and liabilities, if any, represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled. As of December 31, 1999, the Company had no material current tax liability, deferred tax assets, or liabilities to impact on the Company's financial position because the deferred tax asset related to the Company's net operating loss carry forward and was fully offset by a valuation allowance.

  At December 31, 1999, the Company has net operating loss carry forwards for income tax purposes of $37,920. These carry forward losses are available to offset future taxable income, if any, and expire in the year 2010. The Company's utilization of this carry forward against future taxable income may become subject to an annual limitation due to a cumulative change in ownership of the Company of more than 50 percent.


  The components of the net deferred tax asset as of December 31, 1999 are as follows:

Deferred tax asset:
Net operating loss carry forward           $ 12,892
Valuation allowance                        $(12,892)
                                           --------
Net deferred tax asset                     $     -0-

  The Company recognized no income tax benefit for the loss generated for the period from inception, August 11, 1997, to December 31, 1999.

  The Company recognized no income tax benefit from the loss generated for the period from inception, August 11, 1997, to December 31, 1999. SFAS No. 109 requires that a valuation allowance be provided if it is more likely than not that some portion or all of a deferred tax asset will not be realized. The Company's ability to realize benefit of its deferred tax asset will depend on the generation of future taxable income. Because the Company has yet to recognize significant revenue from the sale of its products, the Company believes that a full valuation allowance should be provided.

    Note 7 - Commitments and  Contingencies

     Leased Office Space

     The Company has entered into a lease agreement with an unrelated party for a monthly rental of $730 per month.

     Rent expense for the year ended December 31, 1998 and 1999 was $1,250 and $8,750 respectively.

    Note 8 - Business and Credit Concentrations

  The amount reported in the financial statements for cash approximates fair market value. Because the difference between cost and the lower of cost or market is immaterial, no adjustment has been recognized and investments are recorded at cost.

  Note 9 - Development Stage Company

     The Company is considered to be a development stage company with little operating history. The Company is dependent upon the financial resources of the Company's management for its continued existence. The Company will also be dependent upon its ability to raise additional capital to complete is research and development, and its marketing program, acquire additional equipment, management talent, inventory and working capital to engage in profitable business activity. Since its organization, the Company's activities have been limited to the preliminary development of its new products, hiring personnel and acquiring equipment and office space.